POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                     April 25, 2000
                                     Date

                                     /s/THOMAS J. WILSON, II
                                     Thomas J. Wilson, II
                                     President, Chief Operating Officer,
                                     (Principal Executive Officer) and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 25, 2000
                                      Date

                                      /s/MICHAEL J. VELOTTA
                                      Michael J. Velotta
                                      Vice President, Secretary,
                                      General Counsel, and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 25, 2000

                                      Date

                                      /s/JOHN R. HUNTER
                                      John R. Hunter
                                      Vice President and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                     April 25, 2000
                                     Date

                                     /s/SAMUEL H. PILCH
                                     Samuel H. Pilch
                                     Controller

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 25, 2000
                                      Date

                                      /s/KEVIN R. SLAWIN
                                      Kevin R. Slawin
                                      Vice President and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

         Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4 Registration Statements and amendments thereto for Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                     April 25, 2000
                                     Date

                                     /s/CASEY J. SYLLA
                                     Casey J. Sylla
                                     Chief Investment Officer and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

         Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-3 Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 25, 2000
                                      Date

                                      /s/SARAH R. DONAHUE
                                      Sarah R. Donahue
                                      Assistant Vice President and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO NORTHBROOK VARIABLE ANNUITY ACCOUNT II

                                  (REGISTRANT)

         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution, and him in any and all capacities, to sign any Form N-4
Registration Statements and amendments thereto for the Northbrook Variable Annuity Account II (Registrant) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 25, 2000
                                      Date

                                      /s/TIMOTHY N. VANDER PAS
                                      Timothy N. Vander Pas
                                      Assistant Vice President and Director